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                  AMENDMENT NO. 1 TO VINEYARD MANAGEMENT AGREEMENTS

     THIS AMENDMENT NO. 1 TO VINEYARD MANAGEMENT AGREEMENTS (this "Amendment") is made and entered into as of the 7th day of May 1998, by and among SCHEID VINEYARDS CALIFORNIA INC., a California corporation and formerly named Scheid Vineyards and Management Co. ("Scheid"), CANANDAIGUA WINE COMPANY, INC., a New York corporation and formerly named Canandaigua West, Inc. ("Canandaigua"), and CANANDAIGUA BRANDS, INC., a Delaware corporation and formerly named Canandaigua Wine Company, Inc. ("CWC"). This Amendment is being entered into for the purpose of amending (i) that certain Vineyard Management Agreement, dated as of January 1, 1997, among the parties (the "1997 Agreement") and (ii) that certain Vineyard Management Agreement, dated as of January 1, 1996, among the parties (the "1996 Agreement" and together with the 1997 Agreement, the "Management Agreements").

                                    WITNESSETH:

     WHEREAS, Section 5.3(A) of each of the Management Agreements provides that Canandaigua may terminate such Management Agreement if certain persons specified therein fail to beneficially own, directly or indirectly, at least 51% of the capital stock of Scheid;

     WHEREAS, at the time each of the Management Agreements was entered into, Scheid was a privately held company with a single class of capital stock all outstanding shares of which were owned by Alfred G. Scheid;

     WHEREAS, the original mutual intent of the parties in including Section 5.3(A) of each of the Management Agreements was to provide Canandaigua a right of termination if the persons specified in such section failed to maintain voting and management control of Scheid, as opposed to owning a majority of the economic interest in Scheid;

     WHEREAS, in July 1997, in connection with the initial public offering of Scheid Vineyards Inc., a Delaware corporation ("SVI"), (i) Scheid became a wholly owned subsidiary of SVI, (ii) SVI created a dual class capital structure comprised of Class A Common Stock and Class B Common Stock, with the Class B Common Stock possessing greater voting rights than the Class A Common Stock, (iii) shares of Class B Common Stock of SVI were issued to Alfred G. Scheid, members of his family, Kurt Gollnick (an officer of each of SVI and Scheid) and members of his family, and (iv) shares of Class A Common Stock were issued to purchasers in the offering;

     WHEREAS, each share of Class A Common Stock of SVI is entitled to one vote and each share of Class B Common Stock of SVI is entitled to five votes on all matters submitted to a vote of the stockholders of SVI; and except for matters where applicable law requires the approval of one or both classes of the Common Stock of SVI voting as a separate class and except as described below in connection with the election of directors, the Class A Common


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Stock and the Class B Common Stock vote together as a single class on all matters presented for a vote of the stockholders of SVI;

     WHEREAS, the holders of the Class A Common Stock, voting as a separate class, are entitled to elect 25% of the authorized number of directors of SVI rounded up to the nearest whole number, and the holders of the Class B Common Stock, voting as a separate class, are entitled to elect the remaining directors of SVI; and

     WHEREAS, due to the above-described changes in the ownership of Scheid and the capital structure of SVI, the parties have recognized and agreed that the provisions of Section 5.3(A) of each of the Management Agreements no longer operate to give effect to the original mutual intent of the parties, and the parties desire to amend Section 5.3(A) of each of the Management Agreements to conform such provisions to the original mutual intent of the parties.

     NOW, THEREFORE, in consideration of the payment of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. AMENDMENT OF CLAUSE (A) OF SECTION 5.3. Clause (A) of Section 5.3 of each of the Management Agreements is hereby amended to read in its entirety as follows:

    "A. (i) (a) Alfred G. Scheid or the members of his family or Kurt J. Gollnick or the members of his family, collectively, shall fail to beneficially own, directly or indirectly, shares of the capital stock of SVI: (1) representing a majority of the combined voting power of the outstanding shares of all classes of Common Stock of SVI, when voting together as a single class, or
              (2) having the power to elect a majority of the total authorized number of directors of SVI; or (b) SVI shall fail to beneficially own, directly or indirectly, shares of the capital stock of Scheid representing a majority of the voting power of Scheid in the election of directors; Scheid shall give prompt written notice to Canandaigua of any such failure; or

       "(ii) none of Alfred G. Scheid or members of his family or Kurt J. Gollnick or members of his family shall be actively involved in the business of Scheid, unless Canandaigua shall consent in writing; such consent shall not be unreasonably withheld;".

     2. FULL FORCE AND EFFECT. Except as amended hereby, each of the Management Agreements remains in full force and effect.


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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        SCHEID VINEYARDS CALIFORNIA INC.



                                        By:  /s/ HEIDI M. SCHEID
                                             -------------------------------
                                             Signature


                                             Vice President Finance
                                             -------------------------------
                                             Name and Title


                                        CANANDAIGUA WINE COMPANY, INC.


                                        By:  /s/ DANIEL C. BARNETT
                                             -------------------------------
                                             Signature


                                             President
                                             -------------------------------
                                             Name and Title


                                        CANANDAIGUA BRANDS, INC.


                                        By:  /s/ DANIEL C. BARNETT
                                             -------------------------------
                                             Signature


                                             Vice President
                                             -------------------------------
                                             Name and Title


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